UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 4, 2011

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of Registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Arthur Cox Building Earlsfort Terrace Dublin 2 Ireland	NA
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 618-0517

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On May 4, 2011, Seagate Technology plc (the “Company”) issued a press release related to its offering of $600 million of Senior Notes due 2021 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S under the Securities Act of 1933, as amended. The Notes are expected to be issued by Seagate HDD Cayman, an indirect wholly-owned subsidiary of the Company and guaranteed by the Company.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated May 4, 2011, of Seagate Technology plc entitled “Seagate Technology Announces Offering of $600 Million of Senior Unsecured Notes.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. These forward-looking statements include, but are not limited to, statements related to the proposed offering of the Notes and the anticipated use of proceeds therefrom. These forward-looking statements are based on information available to the Company as of the date of this Current Report. Current expectations, forecasts and assumptions involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond the Company’s control. In particular, global economic conditions may pose a risk to our operating and financial performance as consumers and businesses may defer purchases in response to uncertain financial conditions. Such risks and uncertainties also include, but are not limited to, the impact of the variable demand; the possible impact of natural disasters, such as were recently experienced in Japan, on our sources of supply or on end demand for our products; dependence on our ability to successfully qualify, manufacture and sell our disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly our new disk drive products with lower cost structures; the risk that our recently announced transaction with Samsung Electronics Co., Ltd. will not be consummated and the risk that we will incur significant costs in connection with the transaction; the impact of competitive product announcements and our ability to achieve projected cost savings. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in the Company’s Quarterly Reports on Form 10-Q as filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 3, 2010, February 3, 2011 and May 3, 2011, our Annual Report on Form 10-K as filed with the SEC on August 20, 2010 and Amendment No. 1 to our Annual Report on Form 10-K as filed with the SEC on October 6, 2010, respectively, which statements are incorporated into this Current Report by reference. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ PATRICK J. O’MALLEY
Name:	Patrick J. O’Malley
Title:	Executive Vice President and Chief Financial Officer

Date: May 4, 2011

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